UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): December 2, 2009

HERCULES OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation or organization)	0-51582 (Commission File Number)	56-2542838 (IRS Employer Identification No.)

9 GREENWAY PLAZA, SUITE 2200 HOUSTON, TEXAS (Address of principal executive offices)	77046 (Zip code)
Registrant’s telephone number, including area code: (713) 350-5100
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 8, 2009, Hercules Offshore, Inc. (the “Company”) announced that Chairman John T. Reynolds submitted his resignation from its Board of Directors, effective December 31, 2009, to focus on other business interests and his role as co-founder and managing director of Lime Rock Management L.P. Thomas R. Bates, Jr., who has been a director of the Company since its inception in 2004, will assume the role of Chairman upon Mr. Reynolds’ departure.
A copy of the Company’s press release announcing Mr. Reynolds’ resignation and Mr. Bates’ appointment as Chairman of the Board is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.
At the time of Mr. Reynolds’ resignation, effective as of December 31, 2009, the size of the Board of Directors will be reduced from ten directors to nine. In connection with such reduction, effective December 31, 2009, Article III, Section 14 of the Company’s bylaws will be amended to include the following amendment with respect to the ratio of Hercules Directors to TODCO Directors, in accordance with the terms of the Company’s Amended and Restated Plan of Merger with TODCO. The ratio is currently seven-to-three. TODCO merged with and into a subsidiary of Hercules effective July 11, 2007.
“As of the Effective Time, and continuing for a period of three years following the Effective Time: (i) the ratio of Hercules Directors to TODCO Directors serving on the Board of Directors shall be maintained at six-to-three; and (ii) all vacancies on the Board of Directors created by the cessation of service of a Hercules Director or TODCO Director for any reason shall be filled by a nominee selected by the Special Governance Committee of the Board of Directors (the “Special Governance Committee”), which shall consist of a majority of Hercules Directors and shall have delegated authority under its charter to implement the terms of this Section 14.”
A copy of the Amended and Restated Bylaws (effective December 31, 2009) is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description
3.1	Amended and Restated Bylaws (effective December 31, 2009)

99.1	Press Release

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.
Date: December 8, 2009	By:	/s/ James W. Noe
James W. Noe
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

Exhibit Index

Exhibit
Number	Description
3.1	Amended and Restated Bylaws (effective December 31, 2009)

99.1	Press Release